EXHIBIT 10.7

ALBERTA SECURITIES COMMISSION

CEASE TRADE ORDER

Citation:  Golden Global Corporation, Re, 2012 ABASC 343
Date:  20120802

Golden Global Corporation

Background

1.	Golden Global Corporation (the Corporation) is a company with its head office in Edmonton, Alberta.

2.	The Corporation is an issuer in Alberta.

3.
The Corporation disclosed in a corporate presentation dated September 2011, posted on its website, a reserve estimate for its McDame property, as well as a production forecast based on the mineral reserves.

4.
Based on the mineral reserves and production decision, the McDame property is a property material to the Corporation and the disclosure of the mineral reserves is a material change in the affairs of the Corporation.

5.
The Corporation disclosed on its website and January 2012 business plan, posted on its website, the results of a preliminary economic assessment for its McDame and Thibert Creek properties.  The disclosure included estimates that are components of an economic analysis that fall within the definition of the results of a preliminary economic assessment as defined in National Instrument 43-101Standards of Disclosure for Mineral Projects (NI 43-101).

6.
Based on the Corporation’s disclosure record, McDame and Thibert Creek are individually or collectively material properties to the Corporation and the results of the preliminary economic assessment constitute a material change in the affairs of the Corporation.

7.	The Corporation disclosed in press releases on May 22, 2012 and May 29, 2012, a mineral reserve estimate for its mineral property in the Democratic Republic of Congo (the DRC).

8.
Based on the Corporation’s disclosure record, the DRC property is a property material to the Corporation and the disclosure of the mineral reserves constitutes a material change in the affairs of the Corporation.

9.
The Corporation failed to file the technical reports supporting its disclosure of mineral reserves for the McDame, Thibert Creek, and DRC properties respectively, as required under section 4.2(1)(j) of NI 43-101.

Authority

10.	Pursuant to an Authorization Order dated 23 November 2009, the undersigned is authorized to make orders under section 33.1 of the Securities Act (Alberta) (the Act).

Decision

11.	Under section 33.1 of the Act, it is ordered that trading or purchasing cease in respect of any security of the Corporation until this order has been revoked or varied.

2 August 2012

“original signed by”
Tom Graham
Director, Corporate Finance